CERTIFICATION OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pavle Zderic the Chief Executive Officer and Chief Financial Officer of Global West Resources, Inc. (the “Company”), hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(i)

the Quarterly Report on Form 10-QSB of the Company, for the quarter  ended October 31, 2007, and to which this certification is attached as Exhibit 32 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Pavle Zderic

Name:	Pavle Zderic

Title:	Chief Executive Officer and Chief
Financial Officer

Date:	February 25, 2008